                                                                   Exhibit 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the China Entertainment Group, Inc.'s Quarterly Report on Form 10-QSB for the quarter ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Tang Chien Chang, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

       (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

       (2) The information contained in the Report fairly presents in all material respects the financial condition and results of operations of the Company.


                                   /s/ Tang Chien Chang
                                   --------------------------------------------
                                   Tang Chien Chang
                                   Chief Executive Officer
                                   (Principal Executive Officer)
                                   Date:  March 31, 2006